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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2001

                           AGATE TECHNOLOGIES, INC.
              (Exact name of Registrant as specified in charter)


Delaware                             333-5278-NY                94-3334052
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


                             16000 Carmenita Road
                          Cerritos, California 90703
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (562) 483-1095
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Item 4.   Changes in Registrant's Certifying Accountant.

          Grant Thornton LLP, the independent accountants who had been engaged by Agate Technologies, Inc. (the "Company") as the principal accountants to audit the Company's consolidated financial statements, was dismissed effective April 27, 2001. On April 27, 2001, the Company engaged Singer Lewak Greenbaum & Goldstein LLP as the Company's new principal independent accountants to audit the Company's consolidated financial statements for the year ending March 31, 2001.

          The decision to change the Company's independent accountants from Grant Thornton LLP to Singer Lewak Greenbaum & Goldstein LLP was approved by the Company's Board of Directors.

          The report of Grant Thornton LLP on the financial statements of the Company as and for the year ended March 31, 2000 did not contain an adverse opinion, or a disclaimer of opinion, however the report was modified as to the Company's ability to continue as a going concern. During the one-year period ended March 31, 2000, and the interim period from April 1, 2000 through the date of dismissal of Grant Thornton LLP, the Company did not have any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

          Prior to retaining Grant Thornton LLP, the Company's financial statements were prepared by Ernst & Young LLP. The reports of Ernst & Young LLP on the financial statements of the Company for the three months ended March 31, 1999 and the year ended December 31, 1998 did not contain an adverse opinion, or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two year period and any subsequent interim period preceding its dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report.

          Prior to engaging Singer Lewak Greenbaum & Goldstein LLP, the Company has not consulted Singer Lewak Greenbaum & Goldstein LLP regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.   Financial Statements and Exhibits

16(c) Letter re Change in Certifying Accountant.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGATE TECHNOLOGIES, INC.


/s/ Francis CS Khoo
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Francis CS Khoo
Chairman of the Board and Chief Executive Officer
Dated:  May 1, 2001